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                                                                Exhibit - 10.231

          CIT                                          Tel:  800 553-8778
          Equipment Rental and Finance - US            P.O. Box 27248
          1540 W. Fountainhead Parkway                 Tempe, AZ  85285-7248
          Tempe, AZ  85282                             www.cit.com


[CIT LOGO]

Meadow Valley Contractors, Inc.
4411 South 44th Street #D-11
Phoenix, AZ  85040

     RE: AMENDMENT OF AMENDED AND RESTATED REVOLVING LOAN AGREEMENT, ACCOUNT #90045210

Gentlemen:

     Reference is made to the Amended and Restated Revolving Loan Agreement, dated July 27, 2001, as amended (the "Loan Agreement"), between Meadow Valley Contractors, Inc., (the "Company") and The CIT Group/Equipment Financing, Inc. ("CIT").

     The Loan Agreement shall be amended as follows:

          1. Section 5 of the Loan Agreement: "governing rate" plus 1.50%, is amended to read: "governing rate" plus 1.25%.

     Except as modified herein, the Loan Agreement and all documents executed in connection therewith shall continue in full force and effect.



Dated:  April 1, 2003

                                       Sincerely,
                                       THE CIT GROUP/EQUIPMENT FINANCING, INC.


                                       By:                     Title
                                         -------------------        ------------


ACKNOWLEDGED AND AGREED TO:
MEADOW VALLEY CONTRACTORS, INC.


By: Bradley E. Larson      Title President
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GUARANTOR ACKNOWLEDGEMENT:
MEADOW VALLEY CORPORATION



By: Kenneth D. Nelson      Title V.P.
  ----------------------        -----------



READY MIX, INC.



By: Clint Tryon             Title Sec/Treas
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